UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934

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BabyUniverse, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BABYUNIVERSE, INC.

5601 NW 9th Avenue, Suite 104

Fort Lauderdale, Florida 33309

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 30, 2006

BabyUniverse, Inc.’s Annual Meeting of Shareholders will be held on Tuesday, May 30, 2006 at 10:00 a.m. We will meet at the Westin Fort Lauderdale Hotel, 400 Corporate Drive, Fort Lauderdale, Florida 33334. If you owned Common Stock at the close of business on May 1, 2006 you may vote at this meeting or any adjournments or postponements thereof. At the meeting, we plan to:

1.	elect two Class I directors for a term of three years, in each case, or until their successors are duly elected and qualified;

2.	ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent registered public accounting firm for fiscal 2006; and

3.	transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors is not aware of any other proposals for the Annual Meeting.

It is important that your Common Stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking and dating the enclosed proxy card. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

On behalf of the Board of Directors of BabyUniverse, Inc.,

John C. Textor
Chairman

Fort Lauderdale, Florida

May 1, 2006

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

i

BABYUNIVERSE, INC.

5601 NW 9th Avenue, Suite 104

Fort Lauderdale, Florida 33309

PROXY STATEMENT

INFORMATION ABOUT THE MEETING

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of BabyUniverse, Inc. (the “Company,” “we,” “us,” or “our”) for the Annual Meeting of Shareholders to be held on Tuesday, May 30, 2006 at 10:00 a.m. at the Westin Fort Lauderdale Hotel, 400 Corporate Drive, Fort Lauderdale, Florida 33334 and thereafter as it may from time to time be adjourned. This proxy statement and the accompanying proxy are first being mailed to shareholders on or about May 2, 2006.

Who May Vote

Each shareholder of record at the close of business on May 1, 2006 is entitled to notice of and to vote at the annual meeting. On the record date, there were 5,376,173 shares of our Common Stock outstanding, with a par value of $.001 per share (the “Common Stock”). Holders of the Common Stock are entitled to one vote per share held as of the record date.

How You May Vote

You may vote (1) in person by attending the meeting or (2) by mail by completing and returning a proxy. To vote your proxy by mail, mark your vote on the enclosed proxy card, then follow the instructions on the card.

Proxies duly executed and received in time for the meeting will be voted in accordance with your instructions. If no instructions are given, proxies will be voted as follows:

1.	FOR the election as a director of the two Class I nominees named herein, to serve for a term of three years, in each case, or until their successors are duly elected and qualified;

2.	FOR the ratification of Singer Lewak Greenbaum & Goldstein LLP as our independent registered public accounting firm for fiscal 2006; and

3.	In the discretion of the proxy holders, FOR or AGAINST such other business as may properly come before the meeting or any adjournment thereof.

How You May Revoke or Change Your Vote

Proxies may be revoked at any time prior to the meeting in the following ways:

•	by giving written notice of revocation to the Secretary of the Company;

•	by giving a later dated proxy; or

•	by attending the meeting and voting in person.

Voting Procedures

All record holders of issued and outstanding shares of Common Stock are entitled to vote on Proposal 1 and Proposal 2. Brokers who hold shares in street name for customers have the authority under the rules of the various stock exchanges to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote those shares with respect to the election of directors. Shares for which brokers have not received instructions, and therefore are not voted with respect to a certain proposal are referred to as “broker non-votes.”

Under Florida law and our Bylaws, the presence in person or by proxy of shareholders entitled to cast a majority of all votes entitled to be cast on the matter at the meeting constitutes a quorum, except that under our Bylaws. A share that is represented “for any purpose” is deemed present for quorum purposes. Therefore, abstentions and broker non-votes will count for purposes of determining if there is a quorum present at the meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Proposal

Our Board of Directors currently consists of seven directors, divided into three classes with members of each class of directors serving for staggered three-year terms. Our current Board members and classifications are as follows:

Class I	Class II	Class III
Curtis S. Gimson	Carl Stork	Stuart Goffman
Bethel G. Gottlieb	Jonathan Teaford	John Nichols
John C. Textor

The terms of the two current Class I directors will expire at the 2006 Annual Meeting of Shareholders. The Nominating Committee of our Board of Directors has recommended that Mr. Gimson and Ms. Gottlieb, the current Class I directors, be nominated for re-election.

Nominees to Serve for a Three Year Term Expiring in 2009

The following current Class I directors have been nominated for election to the Board of Directors as Class I directors for a term of three years, expiring at the 2009 Annual Meeting of Shareholders or until their successors are elected and qualified.

Curtis S. Gimson, 50, became a member of our Board of Directors in April 2005. Mr. Gimson has been Senior Vice President of Arby’s Restaurant Group, Inc. and its predecessors (collectively “Arby’s”) since 1997 and served as General Counsel of Arby’s from 1997 until October 2005. In 1984, he joined Triangle Industries, Inc., a public company controlled by Nelson Peltz and Peter May, and has worked in various capacities for companies controlled by Messrs. Peltz and May for the past 22 years, including as Associate General Counsel of Triangle, 1984-89, Senior Vice President & General Counsel, Trian Group, L.P., 1989-93, Senior Vice President & Associate General Counsel of Triarc Companies, Inc., 1993-94, and Senior Vice President & General Counsel, Royal Crown Cola Co., 1994-97. Mr. Gimson earned his B.A. degree at Princeton University and his J.D. degree at Cornell Law School.

Bethel G. Gottlieb, 37, became a member of our Board of Directors in June 2005. From 1995 to 2000, Ms. Gottlieb served in progressively senior merchandising management positions for May Department Stores and Federated Department Stores. While at Federated Department Stores, Ms. Gottlieb was responsible for overseeing the merchandising strategy and product development for all store divisions. From 2000 to the present, Ms. Gottlieb has remained at home caring for her young children. Ms. Gottlieb earned a B.A. degree in Psychology from Wesleyan University and an M.B.A. degree from Harvard University Graduate School of Business.

Each of the nominees has consented to be named in this proxy statement and to serve as a member of our Board of Directors if elected. In the event that a nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than two nominees as Class I directors. Our management has no reason to believe that the nominees will not serve if elected.

Vote Required

The affirmative vote of a plurality of the votes cast by holders of outstanding shares of the Common Stock is required for the approval of the election of a director. You may vote in favor of a nominee or you may withhold your vote from a nominee. Votes that are withheld with respect to this matter will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” each of the two nominees.

Continuing Directors

Directors Whose Terms Expire in 2007

Carl Stork, 46, became a member of our Board of Directors in October 2004. Mr. Stork is President and Founder of Ciconia & Co, LLC, a private investment firm based in Seattle, Washington. He is also a non-managing member of Wyndcrest Holdings, LLC. Prior to founding Ciconia, Mr. Stork had a long and varied career at Microsoft Corporation from 1981 to 2002, serving in a variety of executive management positions, including technical assistant to Bill Gates, General Manager of Windows 95/98 Development and General Manager of Hardware Strategy and Business Development. Mr. Stork served on the board of directors of Lydian Trust Company until March 2005, and currently serves on the board of directors of Neomagic Corporation, a publicly traded company which develops application processors for hand held devices. Mr. Stork is a partner in the Baseball Club of Seattle, owner of the Seattle Mariners major league baseball team. Mr. Stork earned an MBA degree at the University of Washington and a B.A. degree in Physics at Harvard University.

Jonathan Teaford, 32, has been our Executive Vice President since January 2005 and has been a member of our Board of Directors since December 2000. Mr. Teaford has been a partner with Wyndcrest Holdings, LLC, since March 2002. Prior to joining Wyndcrest’s predecessor in January 1998, Mr. Teaford was employed by GE Capital Services, a subsidiary of General Electric. Mr. Teaford earned a B.A. in Economics at Hamilton College.

Directors Whose Terms Expire in 2008

Stuart Goffman, 39, has been our Chief Operating Officer since January 2005, our President since October 2002 and a member of our Board of Directors since October 1998. In June 2000, Mr. Goffman left BabyUniverse and co-founded and became the Chief Operating Officer and director of ChildU, Inc., a distance learning company specializing in online education for grades K-8. ChildU, Inc., was acquired by WRC Media, Inc. in May 2001. Mr. Goffman rejoined BabyUniverse in October 2002 and was our Chief Executive Officer from October 2002 to April 2005. Mr. Goffman was previously employed by Grant Thornton LLP in New York. Mr. Goffman is a Certified Public Accountant (“CPA”) certified in the State of Georgia. He earned a B.S. degree in Accounting at the University of Florida.

John Nichols, 54, became a member of our Board of Directors in January 2005. Mr. Nichols is Chief Financial Officer, Secretary and Treasurer of Varsity Brands, Inc., a manufacturer and marketer of branded products and services for the educational extracurricular market, including team sports and cheerleading. He also served as Senior Vice President, Finance of Varsity Spirit Corporation, a publicly-traded predecessor of Varsity Brands, Inc., from July 1992 to April 1994 and Chief Financial Officer from April 1994 until the company became Varsity Brands, Inc. Mr. Nichols earned his B.B.A. degree in Accounting at the University of Memphis and a M.S.M. degree in Accounting at Florida International University.

John C. Textor, 40, has been Chairman of our Board of Directors since November 2002 and a member of our Board of Directors since December 1999. Mr. Textor has served as our Chief Executive Officer since April 2005. He is also the Founder and President of Wyndcrest Holdings, LLC, a Florida-based private holding company focused on technology-related opportunities in entertainment, telecommunications and the Internet, and its predecessor since 1997. Earlier, Mr. Textor was employed in various merchant banking and investment banking capacities by Shearson Lehman Hutton and Paine Webber. Mr. Textor was also a founding director of Lydian Trust Company, a diversified financial services company. He is currently a director of Multicast Media Networks, Inc., a global provider of Internet-based broadcast media. He was previously Chairman of the Board of Sims Snowboards, a prominent global snowboard brand. Mr. Textor earned a B.A. degree in Economics at Wesleyan University.

Board of Advisors

In addition to our Board of Directors, we have a Board of Advisors. The Board of Advisor’s purpose is solely to provide non-binding advice and counsel to our Board of Directors. The current members of our Board of Advisors are as follows:

Michael Bay

Kenneth Goore

Dan Marino

Michael Bay became a member of our Board of Advisors in October 2004 and has served as an informal advisor to the company since October 2002. Mr. Bay is a principal of Bay Films, Inc. Mr. Bay has produced and directed the major motion pictures Armageddon, Pearl Harbor, and The Island. He also directed Bad Boys, The Rock, and Bad Boys II. Through his production company, Platinum Dunes Productions, he also produced The Texas Chainsaw Massacre (2003) and The Amityville Horror (2005). He has filmed television commercials for many major advertisers including Nike, Coca-Cola, Levi’s, and for the Got Milk campaign. He has also filmed award winning music videos for artists including Aerosmith, Tina Turner, Meatloaf and Divinyls. Mr. Bay earned a B.A. degree in English and Film at Wesleyan University.

Kenneth Goore became a member of our Board of Advisors in April 2005. In 1992, Mr. Goore co-founded Goore’s For Babies to Teens, which today is one of the largest specialty baby and children’s retail stores in the western United States. Mr. Goore earned a B.S. degree in Marketing and Finance at the University of Akron.

Dan Marino became a member of our Board of Advisors in October 2004. In April 2000, Mr. Marino announced his retirement from professional football after 17 consecutive seasons with the Miami Dolphins of the National Football League. He has since established himself as a leading television sports commentator through his work with the CBS NFL Today show and HBO’s Inside the NFL. His ongoing work for the community is centered on the Dan Marino Foundation for children’s charities of South Florida. Mr. Marino earned a B.A. degree in Communications at the University of Pittsburgh.

Compensation of Directors

We pay each non-employee director an annual retainer of $5,000. We pay each non-employee director $500 for each committee meeting attended. We also pay certain reasonable expenses incurred by our directors and members of our Board of Advisors.

Non-employee directors and Board of Advisors members may be granted restricted stock or options pursuant to our Stock Incentive Plan (as defined herein). Our non-employee directors will be eligible to receive restricted stock or options to the extent granted by our Compensation Committee. We may, in our discretion, grant additional restricted stock or options and other equity awards to our non-employee directors and members of our Board of Advisors from time to time.

Independence of the Board

The Board of Directors has determined that the following four individuals of its seven members of the Board of Directors are independent as defined under the federal securities laws, including Rule 10A-3(b)(i) under the Securities Exchange Act of 1934, and the Nasdaq Marketplace Rules: Mr. Gimson, Ms. Gottlieb, Mr. Nichols and Mr. Stork.

Committees and Meetings of the Board of Directors

The Board of Directors held three meetings, including two regularly scheduled meetings and one special meeting, during the year ended December 31, 2005. It is the policy of the Board of Directors to encourage attendance at Board and committee meetings. Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors and the committees on which he or she served. This is our first Annual Meeting of Shareholders since our initial public offering in August 2005.

Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee. The Audit Committee presently consists of Messrs. Gimson, Stork, and Nichols, who serves as chairman. The Audit Committee is responsible for reviewing and monitoring our financial statements and internal accounting procedures, recommending the selection of independent auditors by our Board of Directors, evaluating the scope of the annual audit, reviewing audit results, consulting with management and our independent auditor prior to presentation of financial statements to shareholders and, as appropriate, initiating inquiries into aspects of our internal accounting controls and financial affairs. Our Board of Directors has determined that Mr. Nichols qualifies as an “audit committee financial expert” under the federal securities laws. The Audit Committee’s responsibilities are set forth in an Audit Committee Charter, a copy of which is attached hereto as Appendix A and can be found on the Company’s website, www.babyuniverse.com. The Audit Committee held four meetings during the year ended December 31, 2005.

Compensation Committee. The Compensation Committee presently consists of Ms. Gottlieb, Mr. Nichols and Mr. Stork, who serves as chairman. The Compensation Committee is responsible for reviewing and recommending to the Board of Directors the compensation and benefits of all of our executive officers, administering our stock incentive plan and establishing and reviewing general policies relating to compensation and benefits of our employees. The Compensation Committee’s responsibilities are set forth in a Compensation Committee Charter, a copy of which can be found on the Company’s website, www.babyuniverse.com. The Compensation Committee held no meetings during the year ended December 31, 2005.

Nominating Committee. The Nominating Committee presently consists of Ms. Gottlieb, Mr. Stork and Mr. Gimson, who serves as chairman. The Nominating Committee is responsible for identifying prospective Board of Directors candidates, recommending nominees for election to our Board of Directors, developing and recommending Board of Directors member selection criteria, considering committee member qualifications and providing oversight in the evaluation of the Board of Directors and each committee. The Nominating Committee will consider director nominee recommendations by shareholders, provided that the names of such nominees and their relevant biographical information are properly submitted in the manner described under “General Information – Shareholder Proposals for 2007 Annual Meeting.” The Nominating Committee’s responsibilities are set forth in a Nominating Committee Charter, a copy of which can be found on the Company’s website, www.babyuniverse.com. The Nominating Committee held no meetings during the year ended December 31, 2005.

Compensation Committee Interlocks and Insider Participation

The compensation of our executive officers for the year ended December 31, 2005 was determined by our Board of Directors based on performance and market data. No member of our Compensation Committee serves as a member of the board of directors or the compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics applicable to our directors, officers and employees, in accordance with applicable federal securities laws and Nasdaq Marketplace Rules. Our Code of Business Conduct and Ethics is available to view at our website, www.babyuniverse.com.

EXECUTIVE OFFICERS

As of March 31, 2006 each of the persons below served as one of our executive officers.

Name	Age	Position
John C. Textor	40	Chief Executive Officer
Stuart Goffman	39	President and Chief Operating Officer
Jonathan Teaford	32	Executive Vice President
Robert Brown	58	Secretary, Treasurer and Chief Financial Officer
Georgianne K. Brown	45	Executive Vice President of Marketing
Sean Weiss	32	Chief Information Officer

Below is a summary of the business experience of each of our executive officers who does not serve on our Board of Directors.

Georgianne K. Brown has been our Executive Vice President of Marketing since July 2005. Ms. Brown was formerly the Vice President for Marketing Services for eDiets.com, Inc., a public company that provides online diet and fitness subscription products and services, from November 2003 to April 2005. Ms. Brown held a variety of positions in Certified Vacations Group, Inc. from November 1997 to July 2003, holding the title of Vice President for Consumer Marketing from 1998 to 2003. In 1998, she also become the President of New River Technologies, a subsidiary of Certified Vacations Group, Inc. Ms. Brown held several marketing and sales related positions with Alamo Rent A Car, Inc. from 1979 to 1997, and was the Executive Director of Consumer Marketing for Alamo Rent A Car, Inc. from 1996 to 1997.

Robert Brown has been our Secretary, Treasurer and Chief Financial Officer since April 2005. From November 2002 to April 2005, Mr. Brown was a private investor. Mr. Brown was formerly the Chief Financial Officer of Uno Restaurant Corporation from 1987 to 1997, and its Executive Vice President-Development from 1997 to 2002. Uno Restaurant Corporation is the operator and franchisor of a nationwide chain of casual-dining restaurants and was publicly-traded on the New York Stock Exchange through 2001. Mr. Brown held several accounting positions prior to 1987 with SCA Services, Inc., The Stanley Works, Saab-Scania, Inc. and Price Waterhouse. Mr. Brown is a CPA certified in the State of Connecticut and earned a B.S. degree in Accounting at Fairfield University.

Sean Weiss has been our Chief Information Officer since April 2002. From October 1998 to April 2002, he served as our Controller. In addition, from August 1999 to April 2002, Mr. Weiss served as part of the senior management team of ChildU, Inc. Mr. Weiss is a CPA certified in the State of South Carolina and earned a B.S. degree in Accounting at the University of South Carolina.

EXECUTIVE COMPENSATION

The following table presents certain summary information for the fiscal year ended December 31, 2005 concerning compensation earned for services rendered in all capacities by our Chief Executive Officer and our one other most highly compensated executive officer whose total annual salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2005 (the “Named Executive Officers”).

Summary Compensation Table

for Fiscal Year 2005

						Long-Term Compensation
			Annual Compensation			Awards		Payouts
Name and Principal Position(1)	Year		Salary ($)	Bonus ($)	Other Annual Compensation ($) (2)	Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
John C. Textor	2005	(1)	$71,539	—	—	—	—	—	—
Chief Executive Officer	2004		—	—	—	—	—	—	—
	2003		—	—	—	—	—	—	—
Stuart Goffman President and Chief Operating Officer	2005		$139,984	—	—	—	—	—	—
	2004		$141,907	—	—	—	—	—	—
	2003		$120,000	—	—	—	—	—	—

(1)	In April 2005, John C. Textor assumed the additional office of Chief Executive Officer, and Stuart Goffman, our then President and Chief Executive Officer, became our President and Chief Operating Officer. Mr. Textor’s annual salary is $90,000.

(2)	Except as set forth in this column, no “Other Annual Compensation” for the named executive officers is reflected because the aggregate values of the perquisites and other personal benefits received by each of the named executive officers for the indicated year was less than the required threshold for disclosure.

Stock Option Grants and Exercises

The following table provides certain information concerning individual grants of stock options under our BabyUniverse 2005 Stock Incentive Plan made during the year ended December 31, 2005 to the Named Executive Officers:

Option Grants in Last Fiscal Year

Individual Grants

Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted To Employees In Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)
					5%	10%
John C. Textor	—	—	—	—	—	—
Stuart Goffman	—	—	—	—	—	—

The following table provides information regarding the options exercised by the Named Executive Officers during fiscal 2005 and the value of options outstanding for such individuals at December 31, 2005:

Aggregated Option Exercises in Last Fiscal Year and

Fiscal Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In- The-Money Options At Fiscal Year-End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
John C. Textor	234,396	$292,995	—	—	—	—
Stuart Goffman	141,005	$176,256	—	—	—	—

(1)	Based on the fair market value of the Company’s Common Stock on the date of exercise. The fair market value of shares acquired on exercise by Mr. Textor on March 15, 2005 and by Mr. Goffman on April 27, 2005 are based on an independent appraisal dated June 1, 2005.

Equity Compensation Plan Information

The following table sets forth information, as of December 31, 2005, with respect to our compensation plans under which Common Stock is or was authorized for issuance and is outstanding:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#) (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (#) (c)
Equity compensation plans approved by security holders	104,248	(1)	$3.15	288,235
Equity compensation plans not approved by security holders	—		—	—

Total	104,248		$3.15	288,235

(1)	Excludes 177,221 shares of restricted stock subject to time-based vesting.

Employment Agreements

We have entered into employment agreements with John C. Textor, our Chairman of the Board and Chief Executive Officer, Stuart Goffman, our President and Chief Operating Officer, Jonathan Teaford, our Executive Vice President, Robert Brown, our Secretary, Treasurer and Chief Financial Officer, Georgianne K. Brown, our Executive Vice President of Marketing, and Sean Weiss, our Chief Information Officer. In addition, our wholly-owned subsidiary, PoshBaby, Inc., has entered into employment agreements with Karen Booth Adams, PoshBaby’s Chief Executive Officer, Andrea Edmunds, PoshBaby’s President, and Susan Lindeman, PoshBaby’s Chief Operating Officer. The employment agreements with Messrs. Textor, Goffman, Teaford, Brown and Weiss and Ms. Adams, Ms. Edmunds and Ms. Lindeman are each for initial terms of three years with successive one year extensions unless we or the employee timely provides the required notice of the intent not to renew the agreement. The employment agreement with Ms. Brown is for an initial term of one year with successive one year extensions unless we or Ms. Brown timely provides the required notice of the intent not to renew the agreement. The agreements provide for annual base salaries of $90,000 for Mr. Textor, $140,000 for Mr. Goffman, $50,000 for Mr. Teaford, $115,000 for Mr. Brown, $92,000 for Ms. Brown, $84,000 for Mr. Weiss, $180,000 for Ms. Adams, $90,000 for Ms. Edmunds and $90,000 for Ms. Lindeman; plus discretionary annual cash bonuses.

Each of the agreements also prohibits the employee from competing with us with respect to any business that is engaged in selling brand name baby, toddler, kids or maternity products, for the period of employment and for three years thereafter. The agreements also prohibit the employees from soliciting our customers to divert their business away from us or soliciting our employees or independent contractors to work for business that competes with us, or suppliers for the period of his or her employment and for three years thereafter.

The agreements provide that if (1) a change of control (as described below) occurs, (2) such change of control results in a decrease in the employee’s compensation, responsibilities or position, such that the employee cannot in good faith continue to fulfill his or her job responsibilities (as determined by the employee in his/her sole discretion during the six month period following the change of control), and (3) the change of control did not occur due to the employee’s intentional bulk sale of his or her shares of our Common Stock, then the employee has the right to terminate his or her employment agreement and receive in one lump sum payment equivalent to his accrued salary and benefits plus a severance benefit equal to one-twelfth of his then base salary with an additional one-twelfth of his base for each full calendar year of the employment agreement and any extension thereof shall have been in effect and any applicable expense reimbursements. A “change of control” generally means a merger or other change in corporate structure after which the majority of our capital stock is no longer held by the shareholders who held such shares prior to the change of control, a sale of substantially all of our assets to a non-subsidiary purchaser or a reorganization merger or consolidation in which we or a subsidiary is not the surviving corporation.

COMPENSATION COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Compensation Committee is responsible for overseeing our compensation programs. As part of that responsibility, the Compensation Committee determines all compensation for the Chief Executive Officer and the Company’s other executive officers as defined by SEC rules.

The compensation for the Company’s executive officers consists of base salary and bonuses, if applicable. The executive officers do not receive any other compensation or benefits other than standard benefits available to all employees, which primarily consist of health plans, the opportunity to participate in the Company’s 401(k) plan, basic life insurance and accidental death insurance coverage. In addition, our executive officers receive long-term incentives in the form of equity grants or the opportunity to purchase equity of the Company.

In determining the compensation of the executive officers, the Compensation Committee seeks to establish a level of compensation that is (a) appropriate for the size and financial condition of the Company, (b) structured so as to attract and retain qualified executives, and (c) tied to annual financial performance and long-term shareholder value creation.

The Company has entered into employment agreements with each of its executive officers which establish each executive’s base salary and bonus, if applicable. In addition, by evaluating their roles and responsibilities, each executive officer was allowed to invest in equity of the Company or was awarded equity in the form of restricted stock or stock options in connection with their employment. The Compensation Committee believes these arrangements are reasonable and competitive compared to other companies the Company competes with for the attraction and retention of talent.

Executive Officer Base Salaries

Executive officers’ salaries are determined pursuant to the terms of their respective employment agreements. In cases where base salary increases are at the discretion of the Compensation Committee pursuant to the terms of an executive officer’s employment agreement, the Compensation Committee annually reviews base salaries and any increases are based on the Company’s overall performance and the executive’s individual performance during the preceding year. Executive officers were eligible for annual bonuses for 2005 under their employment agreements. No cash bonuses were paid to executive officers in 2005.

Equity Compensation Grants

The Compensation Committee is responsible for establishing and administering the Company’s equity compensation programs and for awarding equity compensation to the executive officers. To date, the sole forms of equity compensation awarded to or purchased by officers and employees have been restricted stock and stock options. The Compensation Committee believes that restricted stock and stock options are an important part of overall compensation because they align the interests of officers and other employees with those of shareholders and create incentives to maximize long-term shareholder value.

Chief Executive Officer’s Compensation

The Compensation Committee considered the following factors in determining the compensation for fiscal 2006 for John C. Textor, Chairman of the Board and Chief Executive Officer: the terms of his employment agreement with the Company and the Company’s financial performance for 2005. The base salary for Mr. Textor pursuant to the terms of his employment contract is $90,000, subject to discretionary increases from time to time by the Board of Directors or the Compensation Committee. No cash bonus was paid in 2005, and Mr. Textor’s base salary is $90,000 for 2006.

Review of all Components of Executive Compensation

The Compensation Committee has reviewed all components of the executive officers’ compensation, including salary, bonus, equity compensation, and accumulated realized and unrealized stock option gains.

The Compensation Committee’s Conclusion

Based on its review, the Compensation Committee finds the total compensation of each of the executive officers to be reasonable and not excessive. The Compensation Committee specifically considered that the Company maintains employment contracts with such individuals. We believe our management compensation programs contribute to our ability to differentiate our performance from others in the marketplace. The Compensation Committee believes that the Company’s overall executive compensation philosophy and programs are market competitive, performance-based, and shareholder aligned. Accordingly, the Compensation Committee believes that the Company will continue to attract, motivate, and retain high caliber executive management to serve the interests of the Company and its shareholders. We will continue to evolve and administer our compensation program in a manner that we believe will be in shareholders’ interests and worthy of shareholder support.

The Compensation Committee
Carl Stork Bethel G. Gottlieb John Nichols

April 25, 2006

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended December 31, 2005 we did not have any relationships or transactions with any of our executive officers or directors that were required to be reported pursuant to Item 404 of Regulation S-K.

STOCK PERFORMANCE GRAPH

The information contained in this Stock Performance Graph section should be read in conjunction with the Compensation Committee Report and shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The chart below compares the performance of the Company’s Common Stock with the performance of the S&P 500 Index and a peer group index (the “Peer Group Index”) by measuring the changes in Common Stock prices from August 3, 2005, the first day of trading of the Company’s Common Stock after our initial public offering, through December 31, 2005, the last day of our fiscal year. The chart below also measures the changes in Common Stock prices from January 1, 2006 through March 31, 2006. On March 24, 2006, the Company’s Common Stock ceased trading on the American Stock Exchange and began trading on the Nasdaq Capital Market on March 27, 2006.

Pursuant to the SEC’s rules, the Company created a peer group index with which to compare its own stock performance. The Company has selected a grouping of companies that it believes share similar characteristics to its own. The companies included in the Peer Group Index are as follows: Amazon.com Inc., Blue Nile Inc., iVillage Inc., Knot Inc., Odimo Inc. and RedEnvelope Inc.

The graph assumes that $100 was invested on August 3, 2005 in each of the Company’s Common Stock, the S&P 500 Index and the Peer Group index, and that all dividends were reinvested into additional shares of the same class of equity securities at the frequency with which dividends are paid on such securities during the applicable fiscal year. The Peer Group weighs the returns of each constituent company according to its stock market capitalization at the beginning of each period for which a return is indicated.

	Base Period 8/3/05		INDEXED RETURNS Months Ending
Company Name / Index		8/31/05	9/30/05	10/31/05	11/30/05	12/31/05	1/31/06	2/28/06	3/31/06
BABYUNIVERSE INC	100	100.11	89.47	86.84	95.79	88.21	95.26	87.89	101.89
S&P 500 INDEX	100	98.22	99.02	97.37	101.05	101.09	103.76	104.04	105.34
PEER GROUP	100	93.39	98.84	88.35	106.62	103.65	98.73	83.81	82.57

THE STOCK PRICE PERFORMANCE DEPICTED IN THE STOCK PERFORMANCE GRAPH IS NOT NECESSARILY INDICATIVE OF FUTURE PRICE PERFORMANCE. THE STOCK PERFORMANCE GRAPH WILL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE IN ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OR THE EXCHANGE ACT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 1, 2006 by:

•	each person known by us to be the beneficial owner of more than five percent (5%) of our outstanding shares of our common stock;

•	each of our executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after May 1, 2006, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the person named in the table have sole voting and investment power with respect to all shares of common stock held by them.

Applicable percentage ownership in the following table is based on 5,376,173 shares of Common Stock outstanding as of May 1, 2006. Unless otherwise indicated, the address where each of the shareholders in the table below may be contacted is c/o BabyUniverse, Inc., 5601 NW 9th Avenue, Suite 104, Fort Lauderdale, Florida 33309.

Name	Number of Shares Beneficially Owned	Percent of Common Stock
5% Stockholders
Wyndcrest Baby Universe Holdings II, LLC	495,988	9.2%
Wyndcrest Baby Universe Holdings III, LLC	1,028,624	19.1%
Richard H. Pickup (1)	300,000	5.6%
Executive Officers and Directors
John C. Textor (2)	1,787,468	33.2%
Stuart Goffman	367,933	6.8%
Sean Weiss	164,084	3.1%
Jonathan Teaford (3)	78,028	1.5%
Robert Brown (4)	8,444	0.2%
Georgianne K. Brown (5)	5,278	0.1%
Curtis Gimson (6)	16,361	0.3%
Bethel G. Gottlieb (6)	16,361	0.3%
John Nichols (7)	52,124	1.0%
Carl Stork (8)	52,124	1.0%
All current directors and executive officers as a group (10 persons)	2,548,205	47.4%

(1)	Per Schedule 13D filed February 7, 2006.

(2)	Includes 28,460 shares owned by Wyndcrest Baby Universe Holdings, LLC, 495,988 shares owned by Wyndcrest Baby Universe Holdings II, LLC and 1,028,624 shares owned by Wyndcrest Baby Universe Holdings III, LLC. John Textor holds sole investment and voting power over the shares held by the Wyndcrest entities. (includes 20,000 shares purchased by Wyndcrest Baby Universe Holdings II, LLC on 3/8 and 3/9/06)

(3)	Although Mr. Teaford is affiliated with the Wyndcrest entities referred to in footnote (1) above, he is not deemed to beneficially own shares held through such entities because he does not control the voting or disposition of such shares.

(4)	Excludes 33,778 shares of unvested restricted stock which are subject to time-based vesting restrictions.

(5)	Excludes 24,277 shares of unvested restricted stock which are subject to time-based vesting restrictions.

(6)	Excludes 16,361 shares of unvested restricted stock which are subject to time based vesting restrictions.

(7)	Includes 52,124 shares issuable under currently exercisable stock options.

(8)	Consists of 52,124 shares owned by Ciconia & Co. LLC. Mr. Stork holds sole investment and voting power over the shares held by Ciconia & Co. LLC. Although Mr. Stork is affiliated with the Wyndcrest entities referred to in footnote (1) above, he is not deemed to beneficially own shares held through such entities because he does not control the voting or disposition of such shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of our outstanding Common Stock to file with the Securities and Exchange Commission (“SEC”) reports of changes in their ownership of Common Stock. Officers, directors and greater than 10% shareholders are also required to furnish us with copies of all forms they file under this regulation. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, during the year ended December 31, 2005, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% shareholders were complied with.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Singer Lewak Greenbaum & Goldstein LLP (“Singer Lewak”) as our independent registered public accounting firm to examine our financial statements for fiscal year ending December 31, 2006. Singer Lewak was our independent registered public accounting firm for fiscal year ending December 31, 2005. If the stockholders do not ratify such appointment, it will be reconsidered by the Audit Committee.

Effective October 5, 2005, based on a recommendation of the Audit Committee of our Board of Directors, we dismissed our independent registered public accountants, Lieberman & Associates, P.A. (“Lieberman”). Lieberman was our independent registered public accounting firm for fiscal year ending December 31, 2004. Lieberman’s report on our financial statements for the fiscal year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2004 and during the subsequent interim period through the date of dismissal, October 5, 2005, there were not any disagreements between us and Lieberman on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, or any reportable events as defined under Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

Effective October 5, 2005, based upon a recommendation of the Audit Committee of our Board of Directors, we engaged the firm of Singer Lewak to be our independent registered public accountants. We did not consult Singer Lewak prior to October 5, 2005 with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or concerning any disagreement or reportable event as defined under Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

Representatives of Singer Lewak are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to questions.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Singer Lewak as the Company’s independent registered public accounting firm for fiscal 2006.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the accounting and financial reporting process of the Company on behalf of the Board of Directors of the Company. Management has primary responsibility for the Company’s financial statements, financial reporting process and internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and evaluating the effectiveness of internal controls and issuing a report thereon. The Audit Committee’s responsibility is to select the independent auditors and monitor and oversee the accounting and financial reporting processes of the Company, including the Company’s internal controls over financial reporting, and the audits of the financial statements of the Company.

During the course of 2005 and the first quarter of 2006, the Audit Committee regularly met and held discussions with management and the independent auditors. In the discussions related to the Company’s consolidated financial statements for fiscal year 2005, management represented to the Audit Committee that such consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee reviewed and discussed with management and the independent auditors the audited consolidated financial statements for fiscal year 2005.

In fulfilling its responsibilities, the Audit Committee discussed with the independent auditors the matters that are required to be discussed by Statement on Auditing Standards No. 61 (as amended) (Communication with Audit Committees). In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm’s independence. In connection with this discussion, the Audit Committee also considered whether the provision of services by the independent auditors not related to the audit of the Company’s financial statements for fiscal year 2005 is compatible with maintaining the independent auditors’ independence. The Audit Committee’s policy is that it must approve any audit or permitted non-audit service proposed to be performed by its independent auditors.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the report and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2005 be included in the Company’s Annual Report on Form 10-K, for filing with the SEC.

See the portion of this proxy statement titled “Committees and Meetings of the Board of Directors” on pages 5 and 6 for information on the Audit Committee’s meetings in 2005.

The Audit Committee
John Nichols Curtis S. Gimson Carl Stork

April 25, 2006

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report above and the Compensation Committee Report and the Stock Performance Graph included elsewhere in this Proxy Statement shall not be incorporated by reference into any such filings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

Audit Fees

The aggregate fees billed by Singer Lewak for fiscal 2005 and by Lieberman in fiscal 2004 for professional services rendered for the audit of our annual financial statements and for the review of the financial statements included in our Quarterly Reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagement for those fiscal years were $113,307 and $49,516, respectively.

Audit Related Fees

The aggregate fees billed by Singer Lewak for fiscal 2005 and by Lieberman in fiscal 2004 for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including the audit of financial statements related to acquisition candidates, and other than those services reported under “Audit Fees” above, for those fiscal years were $108,132 and $-0-, respectively.

Tax Fees

The aggregate fees billed by Singer Lewak and by Lieberman for fiscal 2005 and by Lieberman in fiscal 2004 for professional services rendered for tax compliance, tax advice and tax planning were $4,798 and $-0-, respectively.

All Other Fees

No fees were billed by Singer Lewak or by Lieberman for fiscal 2005 and fiscal 2004, other than the services described above under “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services

The Audit Committee has a policy of considering and, if deemed appropriate, approving, on a case by case basis, any audit or permitted non-audit service proposed to be performed by Singer Lewak in advance of the performance of such service. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has not implemented a policy or procedure which delegates the authority to approve, or pre-approve, audit or permitted non-audit services to be performed by Singer Lewak. In connection with making any pre-approval decision, the Audit Committee must consider whether the provision of such permitted non-audit services by Singer Lewak is consistent with maintaining Singer Lewak’s status as our independent auditors.

Consistent with these policies and procedures, the Audit Committee approved all of the services rendered by Singer Lewak and by Lieberman during fiscal year 2005, as described above.

GENERAL INFORMATION

Other Matters. The Board of Directors does not intend to present any matter for action at this meeting other than the matters described in this proxy statement. If any other matters properly come before the annual meeting, it is intended that the holders of the proxies hereby solicited will act in respect to such matters in accordance with their best judgment.

Contacting the Board of Directors. Shareholders may communicate with the Board of Directors by directing their communications in a hard copy (i.e., non-electronic) written form to the attention of one or more members of the Board of Directors, or to the Board of Directors collectively, at our principal executive office located at 5601 NW 9th Avenue, Suite 104, Fort Lauderdale, Florida 33309. A shareholder communication must include a statement that the author of such communication is a beneficial or record owner of shares of Common Stock of the Company. Our Corporate Secretary will review all communications meeting the requirements discussed above and will remove any communications relating to (i) the purchase or sale of products or services, (ii) communications from landlords relating to our obligations or the obligations of one of our subsidiaries under a lease, (iii) communications from tenants relating to our obligations or the obligations of one of our subsidiaries under a lease, (iv) communications from suppliers or vendors relating to our obligations or the obligations of one of our subsidiaries to such supplier or vendor, (v) communications from pending or threatened opposing parties in legal or administrative proceedings regarding matters not related to securities law matters or fiduciary duty matters, and (vi) any other communications that the Corporate Secretary deems, in his or her reasonable discretion, unrelated to the business of the Company. The Corporate Secretary will compile all communications not removed in accordance with the procedure described above and will distribute such qualifying communications to the intended recipient(s). A copy of any qualifying communications that relates to our accounting and auditing practices shall also be sent directly to the Chairman of the Audit Committee, whether or not it was directed to such person.

Multiple Shareholders Sharing the Same Address. Regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit us, banks, brokerage firms and other nominees to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances, unless contrary instructions are received from shareholders. This practice is known as “householding.” Shareholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a shareholder wishes to request delivery of a single copy of annual reports or proxy statements or to revoke a “householding” consent previously provided to a bank, broker or other nominee, the shareholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. In any event, if a shareholder wishes to receive a separate proxy statement for the 2006 Annual Meeting of Shareholders or a 2005 Annual Report, the shareholder may receive printed copies by contacting BabyUniverse, Inc., Investor Relations, 5601 NW 9th Avenue, Suite 104, Fort Lauderdale, Florida 33309 by mail or by calling (954) 771-5160.

Any shareholders of record sharing an address who now receive multiple copies of our annual reports and proxy statements and who wish to receive only one copy of these materials per household in the future should also contact BabyUniverse, Inc. Investor Relations by mail or telephone as instructed above. Any shareholders sharing an address whose shares of Common Stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports and proxy statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

Shareholder Proposals and Director Nominations for 2007 Annual Meeting. Shareholder proposals or director nominations should be sent to the Company at the address set forth in the Notice of Annual Meeting of Shareholders. The deadline for submission of shareholder proposals or director nominations, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, for inclusion in our proxy statement for the 2007 Annual Meeting of Shareholders is January 30, 2007. Additionally, the Company must receive notice of any shareholder proposal or director nomination to be submitted at the 2007 Annual Meeting of Shareholders (but not required to be included in our proxy statement) by April 17, 2007, or such proposal will be considered untimely pursuant to Rule 14a-4 and 14a-5(e) under the Exchange Act and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal or nomination.

Expenses of Solicitation. Proxies will be solicited by mail, telephone, or other means of communication. Solicitation also may be made by our directors, officers and regular employees. The entire cost of solicitation will be borne by the Company.

By Order of the Board of Directors,

John C. Textor
Chairman

Fort Lauderdale, Florida

May 1, 2006

Appendix A

AUDIT COMMITTEE CHARTER

OF

BABYUNIVERSE, INC.

Purpose

The Audit Committee is appointed by the Board of Directors of BabyUniverse, Inc. (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s purpose is to assist Board of Directors’ oversight of:

•	The integrity of the Company’s financial statements;

•	The integrity of the Company’s financial reporting process and systems of internal controls regarding finance and accounting;

•	The Company’s compliance with legal and regulatory requirements;

•	The independent auditors’ qualifications, independence and performance; and

•	Communication among the independent auditors, management and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain special legal, accounting, or other consultants or experts (collectively, “Advisors”) it deems necessary in the performance of its duties. The Company shall provide funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors, (ii) compensation to any Advisors employed by the Audit Committee and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out is duties.

Committee Authority and Responsibilities

Review Procedures

1.	Evaluate the Audit Committee’s performance annually and recommend any changes to the Board of Directors for approval.

2.	Review and discuss with management and the independent auditors (a) the audited financial statements (including quality of financial reporting decisions and judgments), (b) the related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (c) the “Critical Accounting Policies” disclosure to be contained in the annual report on Form 10-K and annual shareholders report to determine that the independent auditors are satisfied with the content and disclosure of the financial statements and related disclosure. Recommend to the Board that the Company’s audited financial statements be included in the Form 10-K.

3.	In consultation with the management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls and the Company’s system to monitor and manage business risk and ethical and legal regulatory compliance programs, and elicit any recommendations for the improvement of such controls and systems or particular areas where new or more detailed controls or systems are desirable. Discuss policies with respect to risk assessment and risk management, including major financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses.

4.

Review and discuss with management and the independent auditors (a) the interim financial statements (including quality of financial reporting decisions and judgments), (b) the related disclosures under

“Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (c) the “Critical Accounting Policies” disclosure to be contained in the quarterly report on Form 10-Q. Discuss the results of the independent auditors’ review of the Company’s interim financial information. In addition, the Audit Committee shall discuss with the independent auditors other matters required to be communicated by the independent auditors in accordance with applicable generally accepted auditing standards prior to the inclusion of such information in the Company’s Form 10-Q. The chair of the Audit Committee may represent the entire Committee for purposes of this review.

5.	Review annually with financial management and the independent auditors, (i) any analyses or other written communications prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles (“GAAP”) methods on the financial statements; (ii) the Company’s accounting policies in light of the Company’s current operations and current GAAP and SEC rules and regulations, (iii) any major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the selection or application of accounting principles; and (iv) the effect of regulatory and accounting initiatives as well as off-balance sheet structures, on the financial statements of the Company.

Independent Auditors

6.	Directly appoint, compensate, retain and oversee the work of the independent auditors to audit the financial statements of the Company and its divisions and subsidiaries. The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall resolve any disagreements between management and the independent auditors.

7.	Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized. At the conclusion thereof review with the independent auditors such audit, including any comments or recommendations of the independent auditors, any significant changes required in the independent auditors’ audit plan or any significant difficulties or disputes encountered during the audit, including any restrictions on the scope of the auditor’s activities or on access to required information, and management’s response.

8.	Discuss with the independent auditors any other matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

9.	Receive and review (i) the independent auditors formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1, Independence Discussions with Audit Committees, and (ii) any other certifications or documentation necessary to ensure that the independent auditors meet the independence standard required by law. Review all such documentation with the independent auditors, and if so determined by the Audit Committee, take or recommend that the full Board of Directors take appropriate action to oversee the independence of the auditors.

10.	Receive and review timely reports from the independent auditors regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

11.

Approve, in advance, any additional “Audit,” “Audit-Related”, “Tax” and “Other Services” (as such terms are defined by the SEC rules and regulations) to be provided by the independent auditors. Determine the amount of compensation to be paid to the independent auditors for such additional services. The Company shall provide for funding, as determined by the Audit Committee, for the payment of compensation to the independent auditors for any such services.

Develop Controls to Insure the Integrity of the Financial Statements and Quality of Disclosure

12.	Review with management and the independent auditors significant risks and exposures, and the steps management has taken to minimize the risks or exposures.

13.	Review with management the Company’s systems of internal control.

14.	On a quarterly basis, discuss the following with management and the independent auditors, if applicable:

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

15.	Establish procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and (iii) the receipt and treatment of any evidence of a violation of the securities laws or breach of fiduciary duty brought to the Audit Committee’s attention by the Company’s external securities counsel.

Other Audit Committee Responsibilities

16.	Annually prepare the Audit Committee Report for inclusion in the Proxy Statement.

17.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

18.	Establish policies for the Company’s hiring of current or former employees of the independent auditors.

Committee Membership And Organization

1.	Appointment and Term. The Audit Committee shall be appointed annually by a majority vote of the Board of Directors. The Board of Directors, by majority vote, may remove any member of the Audit Committee.

2.

Composition and Qualifications. The Audit Committee shall be composed of at least three directors each of whom must (i) be independent as defined under the guidelines of the American Stock Exchange, (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (“Exchange Act”), (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years, and (iv) be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, or who otherwise qualifies as an “audit committee financial expert” under Item 401(h) of Regulation S-K promulgated under the Exchange Act. No member of the Audit Committee may accept any consulting, advisory, or other compensatory fee from the

Company other than for board service, and no member of the Audit Committee may be an affiliated person of the Company as defined in the rules of the American Stock Exchange.

3.	Meetings. The Audit Committee shall meet at least quarterly or more frequently as the Audit Committee requires. The Audit Committee has the authority to ask members of management or others to attend the meetings and provide pertinent information as necessary.

4.	Reporting and Minutes. The Audit Committee shall provide copies of minutes of meetings of the Audit Committee to the Board of Directors. All notices of meetings shall be provided to the Company’s management in order for payment of any applicable meeting fees and expenses to be made. The Audit Committee shall report to the entire Board of Directors the discussions held with management. The Audit Committee shall report committee actions to the Board of Directors with such recommendations as the Audit Committee may deem appropriate.

5.	Review of Charter. The Audit Committee shall review its charter on an annual basis and recommend any changes to the Board of Directors for approval. The Audit Committee shall publish this Charter whenever it is revised or at least every three years in accordance with SEC rules and regulations.

ANNUAL MEETING OF SHAREHOLDERS OF

BABYUNIVERSE, INC.

MAY 30, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John C. Textor and Robert Brown, and each of them, with full power of substitution, proxies of the undersigned, to attend and vote all the shares of Common Stock, $0.001 par value, of BabyUniverse, Inc., a Florida corporation (the “Company”), which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at the Westin Fort Lauderdale Hotel, 400 Corporate Drive, Fort Lauderdale, Florida 33334 at 10:00 a.m., local time, on May 30, 2006, or any adjournment or postponement thereof, according to the number of votes the undersigned would be entitled to cast if personally present upon the matters referred to on this proxy and, in their discretion, upon any other business as may come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

Proposal 1 – To elect as directors of the Company nominees #01 and #02 to serve a term of three years, in each case, until their successors are duly elected and qualified.

o Curtis S. Gimson
	WITHHOLD		o Bethel G. Gottlieb
FOR	AUTHORITY
	FOR ALL NOMINEES	FOR ALL EXCEPT
☐	☐	☐

Instruction: To withhold authority to vote for any individual nominee(s) mark “For All Except” and fill in the circle next to each nominee you wish to withhold.

Proposal 2 – To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent registered public accounting firm for fiscal 2006.

WITHHOLD
FOR	AUTHORITY	ABSTAIN
☐	☐	☐

Proposal 3 – In their discretion the individuals designated to vote this proxy are authorized to vote upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

FOR	AGAINST	ABSTAIN
☐	☐	☐

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals as set forth herein.

The undersigned acknowledges receipt of Notice of Annual Meeting of Shareholders, dated May 1, 2006, and the accompanying Proxy Statement.

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

SIGNATURE(S)	DATE

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.